Exhibit 10.2
EXECUTION VERSION
Guaranty Agreement
dated as of
July 8, 2011
made by
EES Leasing LLC,
EXH GP LP LLC,
EXH MLP LP LLC
and
Exterran Energy Solutions, L.P.,
as Guarantors
and
Each of the Additional Guarantors (as Defined Herein)
in favor of
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

i

ANNEX:
I          Form of Assumption Agreement
SCHEDULE:
1           Notice Addresses of Guarantors

ii

     This GUARANTY AGREEMENT is dated as of July 8, 2011 made by EES Leasing LLC, a Delaware limited liability company (“EES Leasing”), EXH GP LP LLC, a Delaware limited liability company (“EXH GP”), EXH MLP LP LLC, a Delaware limited liability company (“EXH MLP”), and Exterran Energy Solutions, L.P., a Delaware limited partnership (“EESLP”, together with EES Leasing, EXH GP, EXH MLP and each Additional Guarantor, the “Guarantors”), in favor of Wells Fargo Bank, National Association, as the administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the banks and other financial institutions (the “Lenders”) from time to time parties to the Senior Secured Credit Agreement dated as of July 8, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Exterran Holdings, Inc., Delaware corporation (the “Borrower”), the Lenders, the Administrative Agent and the other Agents party thereto.
     WHEREAS, the Borrower has requested that the Lenders provide certain loans to the Borrower and extensions of credit on behalf of the Borrower and its Restricted Subsidiaries;
     WHEREAS, the Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of the Credit Agreement; and
     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower and its Restricted Subsidiaries under the Credit Agreement that the Obligors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Guaranteed Creditors (as defined below);
     NOW, THEREFORE, in consideration of the premises herein and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Guaranteed Creditors (as defined below), as follows:
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions.
          (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.
          (b) The following terms have the following meanings:
     “Additional Guarantor” has the meaning assigned to such term in Section 7.12 hereof.
     “Administrative Agent” has the meaning assigned to such term in the preamble hereto.
     “Agreement” means this Guaranty Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.
     “Bankruptcy Code” means Title 11, United States Code, as amended from time to time.

     “Borrower” has the meaning assigned to such term in the preamble hereto.
     “Collateral Agreement” means that certain Collateral Agreement, dated as of July 8, 2011 by the Guarantors and the Borrower, collectively, as Grantors, in favor of Wells Fargo Bank, National Association, as Administrative Agent for the Lenders.
     “Credit Agreement” has the meaning assigned to such term in the preamble hereto.
     “EES Leasing” has the meaning assigned to such term in the preamble hereto.
     “EESLP” has the meaning assigned to such term in the preamble hereto.
     “EXH GP” has the meaning assigned to such term in the preamble hereto.
     “EXH MLP” has the meaning assigned to such term in the preamble hereto.
     “Guaranteed Creditors” means, collectively, the Administrative Agent, the Issuing Banks, the Lenders, any Secured Hedging Provider and any Secured Treasury Management Counterparty.
     “Guaranteed Documents” means, collectively, the Credit Agreement, the other Loan Documents, each Guaranteed Hedging Agreement, each Guaranteed Treasury Management Agreement and any other documents made, delivered or given in connection with any of the foregoing.
     “Guaranteed Hedging Agreement” means any Hedging Agreement between any Borrower or its Restricted Subsidiary and any Secured Hedging Provider.
     “Guaranteed Treasury Management Agreement” means any Treasury Management Agreement between any Borrower or its Restricted Subsidiary and any Secured Treasury Management Counterparty.
     “Guarantor Claims” has the meaning assigned to such term in Section 6.01.
     “Guarantors” means the collective reference to each Guarantor.
     “Lender” has the meaning assigned to such term in the preamble hereto.
     “Payment in Full” means (a) all the Obligations shall have been paid in full in cash (other than (i) indemnity obligations that survive the termination of this Agreement for which no notice of claim has been received by the Guarantors and (ii) obligations in respect of Letters of Credit secured by cash collateral or for which one or more Support Letters of Credit have been provided as permitted in Section 2.07(a)(iii) of the Credit Agreement), (b) no Letter of Credit shall be outstanding (except for Letters of Credit secured by cash collateral as permitted in Section 2.07(a)(iii) of the Credit Agreement) and (c) all of the Aggregate Commitments have expired or are terminated.

     Section 1.02 Rules of Interpretation. Section 1.04 of the Credit Agreement is hereby incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.
ARTICLE II
GUARANTEE
     Section 2.01 Guarantee.
          (a) Each of the Guarantors hereby jointly and severally, unconditionally and irrevocably, guarantees to the Guaranteed Creditors and each of their respective permitted successors, indorsees, transferees and assigns, the prompt and complete payment in cash and performance by the Obligors when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. This is a guarantee of payment and not collection, and the liability of each Guarantor is primary and not secondary.
          (b) Notwithstanding anything herein or in any other Guaranteed Document to the contrary, the maximum liability of each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors without rendering the guarantee provided by such Guarantor hereunder subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (after giving effect to the right of contribution established in Section 2.02).
          (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Article II or affecting the rights and remedies of any Guaranteed Creditor hereunder.
          (d) Each Guarantor agrees that if the maturity of the Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this guarantee without demand or notice to such Guarantor. The guarantee contained in this Article II shall remain in full force and effect until Payment in Full, notwithstanding that from time to time during the term of the Credit Agreement, no Obligations may be outstanding.
          (e) With respect to any Guarantor, no payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations) made by any Guarantor, any other guarantor or any other Person or received or collected by any Guaranteed Creditor from any Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until Payment in Full.
     Section 2.02 Right of Contribution. Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.03.

The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Guaranteed Creditors, and each Guarantor shall remain liable to the Guaranteed Creditors for the full amount guaranteed by such Guarantor hereunder.
     Section 2.03 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Guaranteed Creditor, no Guarantor shall be entitled to be subrogated to any of the rights of any Guaranteed Creditor against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Guaranteed Creditor for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until Payment in Full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to Payment in Full, such amount shall be held by such Guarantor in trust for the Guaranteed Creditors, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with Section 10.02(c) of the Credit Agreement.
     Section 2.04 Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder, and such Guarantor’s Obligations hereunder shall not be released, discharged or otherwise affected, notwithstanding that, without any reservation of rights against any Guarantor and without notice to, demand upon or further assent by any Guarantor (which notice, demand and assent requirements are hereby expressly waived by such Guarantor), (a) any demand for payment of any of the Obligations made by any Guaranteed Creditor may be rescinded by such Guaranteed Creditor or otherwise and any of the Obligations continued; (b) the Obligations, the liability of any other Person upon or for any part thereof or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, any Guaranteed Creditor; (c) any Guaranteed Document may be amended, modified, supplemented, restated, replaced or terminated, in whole or in part, as the applicable Guaranteed Creditors may deem advisable from time to time; (d) any collateral security, guarantee or right of offset at any time held by any Guaranteed Creditor for the payment of the Obligations may be sold, exchanged, waived, surrendered or released; (e) any additional guarantors, makers or endorsers of the Obligations may from time to time be responsible for the Obligations or any additional security or collateral for the payment and performance of the Obligations may from time to time secure the Obligations; and (f) any other event shall occur which constitutes a defense or release of sureties generally. No Guaranteed Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Article II or any Property subject thereto.
     Section 2.05 Waivers. Each Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Guaranteed Creditor upon the guarantee contained in this Article II or acceptance of the guarantee contained in this Article II; the Obligations, and any part thereof, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article II and no notice of creation of the Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower needs to be given to any Guarantor; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Guaranteed Creditors, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article II. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations.
     Section 2.06 Guaranty Absolute and Unconditional.
          (a) Each Guarantor understands and agrees that the guarantee contained in this Article II is, and shall be construed as, a continuing, complete, absolute and unconditional guarantee of payment, and each Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its Obligations hereunder shall not be discharged or otherwise affected as a result of, any of the following:
               (i) the invalidity or unenforceability of any Guaranteed Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Creditor;
               (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Guaranteed Creditor;
               (iii) the insolvency, bankruptcy, arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of the Borrower or any other Guarantor or any other Person at any time liable for the payment of all or part of the Obligations, including any discharge of, or bar or stay against collecting, any Obligations (or any part thereof or interest therein) in or as a result of such proceeding;
               (iv) any sale, lease or transfer of any or all of the assets of the Borrower or any other Guarantor, or any changes in the shareholders of the Borrower or any Guarantor; provided that upon any such sale, lease or transfer, such assets shall be released in accordance with Section 8.13 of the Collateral Agreement;
               (v) any change in the corporate existence (including its constitution, laws, rules, regulations or power), structure or ownership of the Borrower or any Guarantor;
               (vi) the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each of the Guarantors that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Obligations;

               (vii) the absence of any attempt to collect on the Obligations or any part thereof from any Guarantor;
               (viii) (A) any Guaranteed Creditor’s election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code; (B) any borrowing or grant of a Lien by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code; (C) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Guaranteed Creditor’s claim (or claims) for repayment of the Obligations; (D) any use of cash collateral under Section 363 of the Bankruptcy Code; (E) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding; (F) the avoidance of any Lien in favor of the Guaranteed Creditors or any of them for any reason; or (G) failure by any Guaranteed Creditor to file or enforce a claim against the Borrower or the Borrower’s estate in any bankruptcy or insolvency case or proceeding; or
               (ix) any other circumstance or act whatsoever, including any action or omission of the type described in Section 2.04 (with or without notice to or knowledge of the Borrower or such Guarantor), which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor or any other Guarantor under the guarantee contained in this Article II, in bankruptcy or in any other instance.
          (b) When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Guaranteed Creditor may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person liable on the Obligations or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Creditor to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Creditor against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.
     Section 2.07 Reinstatement. The guarantee contained in this Article II shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Guaranteed Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its Property, or otherwise, all as though such payments had not been made.
     Section 2.08 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent, for the ratable benefit of the Guaranteed Creditors,

without set-off, deduction or counterclaim in dollars, in immediately available funds, on the terms described in Section 4.01(a) of the Credit Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     To induce (a) the Administrative Agent and the Lenders to enter into the Credit Agreement, (b) the Lenders to make their respective extensions of credit to the Borrower thereunder, (c) the Secured Hedging Providers to enter into Hedging Agreements with the Borrower or any of its Restricted Subsidiaries and (d) the Secured Treasury Management Counterparties to enter into Treasury Management Agreements with the Borrower or any of its Restricted Subsidiaries, each Guarantor hereby represents and warrants to the Administrative Agent and each Guaranteed Creditor that:
     Section 3.01 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Article VII of the Credit Agreement, as they relate to such Guarantor, are true and correct, provided that each reference in each such representation and warranty to the Borrower’s knowledge, as applicable, shall, for the purposes of this Section 3.01, be deemed to be a reference to such Guarantor’s knowledge.
     Section 3.02 Benefit to the Guarantor. The Borrower is a member of an affiliated group of companies that includes each Guarantor. Each Guarantor is a Restricted Subsidiary of the Borrower, and its guaranty and surety obligations pursuant to this Agreement reasonably may be expected to benefit it, directly or indirectly. Each Guarantor has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor and the Borrower.
ARTICLE IV
COVENANTS
     Each Guarantor covenants and agrees with the Administrative Agent and the Guaranteed Creditors that, from and after the date of this Agreement until Payment in Full, that such Guarantor shall observe and comply with each of the covenants and agreements made in the Credit Agreement, insofar as they refer to such Guarantor.
ARTICLE V
THE ADMINISTRATIVE AGENT
     Section 5.01 Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Guaranteed Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Guaranteed Creditors with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
ARTICLE VI
SUBORDINATION OF OBLIGATIONS
     Section 6.01 Subordination of All Guarantor Claims. As used herein, the term “Guarantor Claims” shall mean all debts and obligations of the Borrower or any Guarantor to any other Guarantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired. Except for payments permitted by the Credit Agreement, after and during the continuation of an Event of Default and after notice from the Administrative Agent, no Guarantor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount upon the Guarantor Claims.
     Section 6.02 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving any Guarantor, the Administrative Agent on behalf of the Guaranteed Creditors shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Guaranteed Creditors for application against the Obligations as provided under Section 10.02(c) of the Credit Agreement. Should any Guaranteed Creditor receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to any Guarantor, and which, as between such Guarantors, shall constitute a credit upon the Guarantor Claims, then upon Payment in Full, the intended recipient shall become subrogated to the rights of such Guaranteed Creditor to the extent that such dividend or payment to such Guaranteed Creditor contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if such Guaranteed Creditor had not received such dividend or payment.
     Section 6.03 Payments Held in Trust. In the event that notwithstanding Section 6.01 and Section 6.02, any Guarantor should receive any funds, payments, claims or distributions which are prohibited by such Sections, then it agrees: (a) to hold in trust for the Administrative Agent and the Guaranteed Creditors an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Guaranteed Creditors; and each Guarantor covenants promptly to pay the same to the Administrative Agent.
     Section 6.04 Liens Subordinate. Each Guarantor agrees that, until Payment in Full, any Liens securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Obligations, regardless of whether such encumbrances in favor of such Guarantor, the Administrative Agent or any Guaranteed Creditor presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, no Guarantor, during the period in which any of the Obligations is outstanding or the Aggregate Commitments are in effect, shall (a) exercise or enforce any creditor’s right it may have against any debtor in respect of the Guarantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien held by it.
ARTICLE VII
MISCELLANEOUS
     Section 7.01 Waiver. No failure on the part of the Administrative Agent or any Guaranteed Creditor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement or any other Loan Document preclude or be construed as a waiver of any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The remedies provided herein are cumulative and not exclusive of any remedies provided by law or equity.
     Section 7.02 Notices. All notices and other communications provided for herein shall be given in the manner and subject to the terms of Section 12.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.
     Section 7.03 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.02 of the Credit Agreement.
     Section 7.04 Successors and Assigns. The provisions of this Agreement shall be binding upon the Guarantors and their successors and permitted assigns and shall inure to the benefit of the Administrative Agent and the Guaranteed Creditors and their respective successors and permitted assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Lenders unless otherwise permitted by the terms of the Credit Agreement, and any such purported assignment, transfer or delegation shall be null and void.
     Section 7.05 Survival; Revival; Reinstatement.
          (a) All covenants, agreements, representations and warranties made by any Guarantor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document to which it is a party shall be considered to have been relied upon by the Administrative Agent, the other Agents, the Issuing Banks, the Lenders and the other Guaranteed Creditors and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the other Agents, the Issuing Banks, any Lender or any other Guaranteed Creditor may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until Payment in Full has occurred.
          (b) To the extent that any payments on the Obligations are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Guaranteed Creditors’ Liens, security interests, rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Guaranteed Creditors to effect such reinstatement.
     Section 7.06 Counterparts; Integration; Effectiveness.
          (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.
          (b) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
          (c) This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Guaranteed Creditors and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
          (d) In the event of a conflict between the provisions hereof and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall control.
     Section 7.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     Section 7.08 Set-Off. If an Event of Default shall have occurred and be continuing, each Guaranteed Creditor and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Hedging Agreements and Treasury Management Agreements) at any time owing by such Guaranteed Creditor or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of the Guarantor owed to such Guaranteed Creditor now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Guaranteed Creditor shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Guaranteed Creditor under this Section 7.08 are in addition to other rights and remedies (including other rights of setoff) which such Guaranteed Creditor or its Affiliates may have. Notwithstanding anything to the contrary contained in this Agreement, the Guaranteed Creditors hereby agree that they shall not set off any funds in any lock boxes whatsoever in connection with this Agreement, except for such lock boxes which may be established in connection with this Agreement.
     Section 7.09 Governing Law; Submission to Jurisdiction.
          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS SITTING IN HARRIS COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE ANY PARTY HERETO FROM OBTAINING JURISDICTION OVER ANOTHER PARTY HERETO IN ANY COURT OTHERWISE HAVING JURISDICTION.
          (c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY GUARANTOR AT ITS ADDRESS

SET FORTH ON SCHEDULE 1 HERETO OR TO THE ADMINISTRATIVE AGENT AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR, IN EACH CASE, AS UPDATED FROM TIME TO TIME, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.
          (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY HERETO IN ANY OTHER JURISDICTION.
          (e) EACH PARTY HERETO HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 7.09.
     Section 7.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
     Section 7.11 Acknowledgments. Each Guarantor hereby acknowledges that:
          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
          (b) neither the Administrative Agent nor any Guaranteed Creditor has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and Guaranteed Creditors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;
          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guaranteed Creditors or among the Guarantors and the Guaranteed Creditors; and

          (d) each of the parties hereto specifically agrees that it has a duty to read this Agreement and the other Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement and the other Loan Documents; that it has in fact read this Agreement and the other Loan Documents and is fully informed and has full notice and knowledge of the terms, conditions and effects thereof; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the other Loan Documents; and has received the advice of its attorney in entering into this Agreement and the other Loan Documents; and that it recognizes that certain of the terms of this Agreement and the other Loan Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”
     Section 7.12 Additional Guarantors. Each Significant Domestic Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 8.07(b) of the Credit Agreement shall become a Guarantor (an “Additional Guarantor”) for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto and shall thereafter have the same rights, benefits and obligations as a Guarantor party hereto on the date hereof.
     Section 7.13 Release of Guarantors. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder pursuant to Section 8.07(c)(iii) of the Credit Agreement. Upon such release, the Administrative Agent shall execute and deliver to the Borrower all documents and instruments reasonably requested by the Borrower to further evidence such release.
     Section 7.14 Acceptance. Each Guarantor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the Administrative Agent and the Guaranteed Creditors being conclusively presumed by their request for this Agreement and delivery of the same to the Administrative Agent

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed and delivered as of the date first above written.

GUARANTORS:	EES LEASING LLC
	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXH GP LP LLC
	By:	/s/ Pamela Jasinski
Pamela Jasinski
Manager

EXH MLP LP LLC
	By:	/s/ Pamela Jasinski
Pamela Jasinski
Manager

EXTERRAN ENERGY SOLUTIONS, L.P.
	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

Signature Page
Guaranty Agreement

Acknowledged and Agreed to as of the date hereof by:

ADMINISTRATIVE	WELLS FARGO BANK, NATIONAL ASSOCIATION
AGENT:

	By: Name:	/s/ Donald W. Herrick, Jr. Donald W. Herrick, Jr.
	Title:	Director
Signature Page
Guaranty Agreement

Annex I
Form of Assumption Agreement
     ASSUMPTION AGREEMENT, dated as of [     ], 20[     ], made by [     ], a [     ] (the “Additional Guarantor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H:
     WHEREAS, Exterran Holdings, Inc., a corporation formed under the laws of the state of Delaware (the “Borrower”), the Administrative Agent, and each of the other Agents and Lenders party thereto have entered into a Senior Secured Credit Agreement, dated as of July 8, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Guarantor) entered into the Guaranty Agreement, dated as of July 8, 2011 (as amended, supplemented or otherwise modified from time to time, the “Guaranty Agreement”) in favor of the Administrative Agent for the benefit of the Guaranteed Creditors;
     WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guaranty Agreement; and
     WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty Agreement;
     NOW, THEREFORE, IT IS AGREED:
     1. Guaranty Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 7.12 of the Guaranty Agreement, hereby becomes a party to the Guaranty Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 1 to the Guaranty Agreement. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Article III of the Guaranty Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
     2. Governing Law. This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.
     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
Annex I-1

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex I-1

Schedule 1
Notice Addresses of Guarantors
To each Guarantor at:
16666 Northchase Drive
Houston, Texas 77060
Facsimile No.: (281) 836-8039
Telephone No.: (281) 836-7000
e-mail: kelly.battle@exterran.com
Attention: Associate General Counsel
Copy to:
General Counsel
Facsimile No: (281) 836-8061
e-mail: donald.wayne@exterran.com
Copy to:
Herschel Hamner
Baker Botts L.L.P.
910 Louisiana Street
Houston, Texas 77002
Facsimile No.: (713) 229-2049
Telephone No.: (713) 229-7749
Schedule 1-1